INVESTOR PRESENTATION MARCH 2022

Holly Energy Partners (NYSE: HEP) 2 Safe Harbor Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward-looking statements. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation (“HollyFrontier”) and/or Holly Energy Partners, L.P. (“HEP”), and actual results may differ materially from those discussed during the presentation. These statements are based on management’s beliefs and assumptions using currently available information and expectations as of the date thereof, are not guarantees of future performance and involve certain risks and uncertainties. All statements concerning HEP’s expectations for future results of operations are based on forecasts for our existing operations. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to the ability of HollyFrontier and HEP to successfully close the pending acquisition of Sinclair Oil Corporation and Sinclair Transportation Company (collectively, “Sinclair,” and such transactions, the “Sinclair Transactions”) or, once closed, integrate the operations of Sinclair with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; the satisfaction or waivers of the conditions precedent to the proposed Sinclair Transactions, including, without limitation, regulatory approvals (including clearance by antitrust authorities necessary to complete the Sinclair Transactions on the terms and timeline desired); risks relating to the value of HEP’s common units to be issued at the closing of the Sinclair Transactions from sales in anticipation of closing and from sales by the Sinclair holders following the closing of the Sinclair Transactions; the cost and potential for delay in closing as a result of litigation challenging the Sinclair Transactions; the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing COVID-19 pandemic on future demand, and increasing societal expectations that companies address climate change, risks and uncertainties with respect to the actual quantities of petroleum products and crude oil shipped on our pipelines and/or terminalled, stored or throughput in our terminals and refinery processing units; the economic viability of HollyFrontier, our other customers and our joint ventures’ other customers, including any refusal or inability of our or our joint ventures’ customers or counterparties to perform their obligations under their contracts; the demand for refined petroleum products in the markets we serve; our ability to purchase and integrate future acquired operations; our ability to complete previously announced or contemplated acquisitions; the availability and cost of additional debt and equity financing; the possibility of temporary or permanent reductions in production or shutdowns at refineries utilizing our pipelines, terminal facilities and refinery processing units, due to reasons such as infection in the workforce, in response to reductions in demand or lower gross margins due to the economic impact of the COVID-19 pandemic, and any potential asset impairments resulting from such actions; the effects of current and future government regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic; the delay by government authorities in issuing permits necessary for our business or our capital projects; our and our joint venture partners' ability to complete and maintain operational efficiency in carrying out routine operations and capital construction projects; the possibility of terrorist or cyberattacks and the consequences of any such attacks; uncertainty regarding the effects and duration of global hostilities and any associated military campaigns, which may disrupt crude oil supplies and markets for our refined products and create instability in the financial markets that could restrict our ability to raise capital; general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States; the impact of recent or proposed changes in the tax laws and regulations that affect master limited partnerships; and other financial, operational and legal risks. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and HEP is provided in the most recent reports of HollyFrontier and HEP filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier and HEP undertake no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

Holly Energy Partners Company Profile

HOLLY ENERGY PARTNERS

COMPANY OVERVIEW (NYSE: HEP)

- A system of petroleum product and crude pipelines, storage tanks, distribution terminals, loading racks and processing units located at or near HollyFrontier Corporation's refining assets in high growth markets
- Assets strategically located in core growth areas of Permian, Rockies, and Mid-Continent
- 57% owned by refining parent HollyFrontier Corporation (NYSE:HFC)

STABLE EARNINGS

- Revenues are nearly 100% fee-based with de minimis commodity risk
- Customer base consisting of refining companies (contracts not with E&Ps)
- Minimum Volume Commitments (MVCs) comprise approximately 76% of total revenue[1]
- Substantially all MVC revenues tied to PPI and/or FERC

FINANCIAL TARGETS & GUIDANCE

- Target distribution coverage of at least 1.3x (1.8x as of Q4 2021)
- Target leverage: 3.0-3.5x (3.9x as of Q4 2021)
- Self-funding model to cover all planned capital expenditures and distributions with cash flow from operations
- Maintain annual distribution of $1.40 per unit for 2022

BALANCE SHEET HIGHLIGHTS

- Maintain Balance Sheet flexibility
- Operate within free cash flow while reducing leverage
- HEP Corporate Credit Ratings: S&P BB+, Moody's Ba2, Fitch BB+

1) As of December 31 2021, per 2021 10-K.

Holly Energy Partners (NYSE: HEP)

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Holly Energy Partners (NYSE: HEP) 4 Minimum Volume Commitments MVC Contract Renewal Schedule2 • 10-15 years = typical contract lengths with HFC • 6 years = weighted-average remaining contract duration • Over 80% of MVC contracts expire 2024 or later Inflation Escalators as % of FY 2021 Total Revenue1 MVC Contract Profile MVCs as % of FY 2021 Total Revenue1 1) Per HEP 2021 10-K, based on FY 2021 total revenue of $494 million. 2) As of December 31, 2021. PPI 65% FERC 30% Other 5% HFC 71% 3rd Party 5% Non-MVC 24% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 Re ve nu es $ (i n m ill io ns ) HFC 3rd Party

Holly Energy Partners (NYSE: HEP) 5 Historical Leverage and Coverage Ratios • Long-term coverage target of at least 1.3x • Majority of contracts tied to MVCs provides coverage cushion • Free cash flow after distributions2 to fund maintenance and growth capex while deleveraging • Averaged 4.0x leverage since 2005 • Visible path to leverage target of 3.0-3.5x • Conservative annual capital need (estimated $55-80 million in 20221) 1) Per HEP 2021 10-K. 2) See definitions page in Appendix. 3.6 3.3 2.7 5.1 3.9 4.0 4.0 4.5 4.2 4.1 4.3 4.5 4.1 4.3 4.1 4.1 3.9 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 Leverage Ratio 1.2 1.1 1.1 1.2 1.1 1.1 1.0 1.2 1.0 1.1 1.1 1.1 1.0 1.0 1.0 2.0 1.8 0.0x 0.2x 0.4x 0.6x 0.8x 1.0x 1.2x 1.4x 1.6x 1.8x 2.0x '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 Coverage Ratio

Holly Energy Partners (NYSE: HEP) HEP Financial Strength Reimbursable $15-20mm Maintenance $10-15mm Expansion $40-50mm HEP Capital Structure ($ millions) 12/31/2021 Revolver Capacity (matures 7/2025) $1,200 Revolver Borrowings $(840) Revolver Availability $360 $14Cash Total Liquidity $374 5.00% Senior Notes due 2028 $500 Revolver Borrowings $840 Total HEP Debt $1,340 TTM Adjusted EBITDA1 $339 Debt/TTM Adjusted EBITDA1 3.9x 6 Credit Ratings HEP Corporate  S&P BB+  Moody’s Ba2  Fitch BB+ HFC Corporate Investment Grade Ratings  S&P BBB-  Moody’s Baa3  Fitch BBB- *strong parent credit rating that represents significant revenues for HEP 1) See definitions page in Appendix.

Holly Energy Partners (NYSE: HEP) 7 Distributable Cash Flow / LP Unit Since Inception $1.35 $1.47 $1.58 $1.85 $1.98 $2.06 $2.20 $2.75 $2.52 $2.94 $3.36 $3.65 $3.46 $2.52 $2.57 $2.68 $2.56 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Distributable Cash Flow per LP Unit1 1) See definitions page in Appendix. LP units outstanding are split adjusted reflecting HEP’s January 2013 two-for-one unit split. Amounts based on distributable cash flow earned during the period. DCF/LP Unit LP Units Outstanding (in mi l l ions) 30.8 32.2 32.2 32.6 36.6 44.2 45.7 55.7 58.2 58.7 58.7 59.9 70.3 105.0 105.4 105.4 2013: public offering of HEP common units 2017: IDR simplification 2018: private offering of HEP common units

Holly Energy Partners (NYSE: HEP) HEP Capital Budget 2022 Capex Budget1 $55-80mm Turnarounds $35-50mm Maintenance $15-20mm Expansion $5-10mm 81) Per HEP 2021 10-K filing.

Holly Energy Partners (NYSE: HEP) 9 HEP Avenues for Growth ORGANIC EXTERNAL TRANSACTIONS DROPDOWNS FROM HFC  Leverage HEP’s existing footprint to capitalize on commercial opportunities  Contractual PPI/FERC escalators  Replace incumbent HFC service providers with HEP  Pursue logistics assets in HEP’s current geographic region  Replace incumbent HFC service providers with HEP  Leverage HFC refining and commercial footprint  Participate in expected MLP sector consolidation  Partnering with HFC to build and/or acquire new assets / businesses  Target high tax basis assets with durable cash flow characteristics that also add to HFC EBITDA Example: Frontier Pipeline Expansion Example: Cushing Connect JV Example: El Dorado Processing Unit

Cushing Connect Joint Venture

HOLLY ENERGY PARTNERS

Asset Description

- HEP formed a 50/50 JV with Plains All American Pipeline, L.P. (PAA) consisting of:
  - New build, 50-mile, 160 KBPD common carrier crude pipeline from Cushing to Tulsa
  - 1.5 million barrels of crude storage in Cushing
- Terminal in-service 2Q 2020
- Pipeline in-service 3Q 2021

Deal Highlights

- JV estimated total capital of $130 million with expected initial EBITDA[1] multiple of 8x-9x.
- HEP to build and operate pipeline, PAA to build terminal connections and operate terminal
- HFC entered into 15-year MVC of 100 KBPD with HEP, which commenced in 3Q 2021

Strategic Rationale

- Generates HEP growth while providing long-term control of a strategic asset
- Insources HFC's logistics spend to HEP
- New pipeline provides capability to supply 100% of HFC's Tulsa Refinery crude throughput


HFC El Dorado Refinery
Crude Capacity
160 KBPD
Osage Pipeline JV
HFC Tulsa Refinery
Crude Capacity
140 KBPD
Plains Cushing Terminal System
Cushing Connect Pipeline JV

1) See definitions page in Appendix.

Holly Energy Partners (NYSE: HEP)

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Holly Energy Partners (NYSE: HEP) 100% interest 45.8mm HEP units1 43% LP interest $766M Value2 59.6mm HEP units1 57% LP interest $997M Value2 HOLLYFRONTIER CORPORATION (HFC) GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C. HOLLY ENERGY PARTNERS, L.P. (HEP) PUBLIC Non-economic GP Interest HEP Ownership Structure Eliminated IDRs in 2017 to simplify structure 111) Unit Count as of December 31, 2021. 2) Based on HEP unit closing price on February 22, 2022.

Holly Energy Partners (NYSE: HEP) 12 HollyFrontier and Holly Energy Partners Footprint Note: Cheyenne Renewable Diesel facility completed Q4 2021. Artesia Renewable Diesel facility expected to be in-service Q2 2022.

HollyFrontier Business Segment Highlights

HOLLY ENERGY PARTNERS

Financially Strong Investment Grade Parent Positioned for Value Creation Across all Segments



REFINING

- Inland merchant refiner
- 5 refineries in the Mid-Continent, West and Pacific Northwest regions
- Flexible refining system with fleet wide discount to WTI
- Premium product markets versus Gulf Coast
- Organic initiatives to drive growth and enhance returns
- Disciplined capital structure & allocation
- Puget Sound Refinery acquisition closed November 1, 2021



MIDSTREAM

- Operate crude and product pipelines, loading racks, terminals and tanks in and around HFC's refining assets
- HFC owns 57% of the LP Interest in HEP and the non-economic GP interest
- Eliminated IDRs in 2017 to simplify structure
- Over 76% of revenues tied to long term contracts and minimum volume commitments



SPECIALTY LUBRICANTS

- Integrated specialty lubricants producer with 34,000 barrels per day of production capacity
- Sells finished lubricants & products in >80 countries under Petro-Canada Lubricants, Sonneborn, Red Giant Oil & HollyFrontier product lines
- Production facilities in Mississauga, Ontario; Tulsa, Oklahoma; Petrolia, Pennsylvania; & the Netherlands
- One of the largest North American white oil & group III base oil producers



RENEWABLES

- Construction of 9,000 BPD Renewable Diesel Unit at Artesia, NM Refinery expected to be completed in Q2 2022
- 6,000 BPD Renewable Diesel Unit at Cheyenne, WY Refinery completed in Q4 2021
- Construction of Pre-Treatment Unit providing feedstock flexibility expected to be completed in Q1 2022

Holly Energy Partners (NYSE: HEP)

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HEP Historical Growth

HOLLY ENERGY PARTNERS

Committed to Continuing Successful Track Record of Growth



MLP IPO (July 2004)
Alon pipeline and terminal asset acquisition (Feb 2005)
Holly intermediate feedstock pipeline dropdown (July 2005)
Holly South Line expansion project (2007-2008)
Holly crude oil and tankage assets dropdown (Feb 2008)
25% JV with Plains for SLC pipeline (Mar 2009)
Holly 16" intermediate pipeline facilities acquisition (June 2009)
Holly Tulsa dropdown of loading rack (Tulsa West) (Aug 2009)
Tulsa East acquisition & Roadrunner / Beeson dropdown (Dec 2009)
Sale of 70% interest in Rio Grande to Enterprise (Dec 2009)
Purchase of additional Tulsa tanks & racks and Lovington rack (Mar 2010)
Holly Corporation and Frontier Oil Corporation complete merger (July 2011)
Tulsa interconnect pipelines (Aug 2011)
HFC dropdown of El Dorado & Cheyenne assets (Nov 2011)
HEP purchases 75% interest in UNEV from HFC (July 2012)
Crude gathering system expansion (2014)
Acquisition of El Dorado tank farm (Mar 2015)
50% JV with Plains for Frontier pipeline (Aug 2015)
HFC dropdown of El Dorado processing units (Nov 2015)
HEP purchases 50% interest in Osage from HFC (Feb 2016)
Purchase of Tulsa West Tanks (March 2016)
50% JV with Plains for Cheyenne pipeline (June 2016)
HFC dropdown of Woods Cross processing units (Oct 2016)
Acquired remaining interests in SLC / Frontier pipelines (Oct 2017)
IDR Simplification (Oct 2017)
Purchase of Catoosa Lubricants Terminal (June 2018)
Constructed Orla Truck Rack (Jan 2019)
50% JV with Plains for Cushing Connect Terminal (October 2019)
50% JV with Plains for Cushing Connect Pipeline (September 2021)
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

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Holly Energy Partners (NYSE: HEP) 15 HFC Environmental, Social, and Governance (ESG) * Please see HFC 2020 Corporate Citizenship Report for additional ESG related information. https://hollyfrontier.com/sustainability/sustainability-report/default.aspx

Holly Energy Partners (NYSE: HEP) 16 Appendix

Holly Energy Partners (NYSE: HEP) 17 HEP Assets Holly Energy Partners owns and operates substantially all of the refined product pipeline and terminaling assets that support HollyFrontier’s refining and marketing operations in the Mid- Continent, Southwest and Rocky Mountain regions of the United States  Approximately 3,300 miles of crude oil and petroleum product pipelines  Approximately 15 million barrels of refined product and crude oil storage with 9 terminals and 7 loading rack facilities in 9 western and mid-continent states  Refinery processing units in Woods Cross, Utah and El Dorado, Kansas  75% joint venture interest in UNEV Pipeline, LLC – the owner of a 400-mile refined products pipeline system connecting Salt Lake area refiners to the Las Vegas product market  50% joint venture interest in Cheyenne Pipeline LLC – the owner of an 87-mile crude oil pipeline from Fort Laramie, Wyoming to Cheyenne, Wyoming.  50% joint venture interest in Osage Pipe Line Company, LLC – the owner of a 135- mile crude oil pipeline from Cushing, Oklahoma to El Dorado, Kansas  50% joint venture interest in Cushing Connect Pipeline & Terminal LLC – the owner of a 160,000 barrel per day crude oil pipeline from Cushing, Oklahoma to Tulsa, Oklahoma and 1.5 million barrels of crude oil storage in Cushing, Oklahoma

Holly Energy Partners (NYSE: HEP) 18 Definitions CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year. DISTRIBUTABLE CASH FLOW: Distributable cash flow (DCF) is not a calculation based upon U.S. generally accepted accounting principles (“GAAP”). However, the amounts included in the calculation are derived from amounts presented in our consolidated financial statements, with the general exception of maintenance capital expenditures. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. It is also used by management for internal analysis and our performance units. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. Historical distributable cash flow for prior years and fiscal quarters is reconciled to net income in a footnote to the “Income, Distributable Cash Flow and Volumes” table in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HEP’s Form 10-Ks and 10-Qs or in a footnote to the “Income, Distributable Cash Flow and Volumes” table in HEP’s quarterly earnings releases furnished on Form 8-K, each of which is available on our website, www.hollyenergy.com. EBITDA: Earnings before interest, taxes, depreciation and amortization is calculated as net income plus (i) interest expense net of interest income, (ii) state income tax and (iii) depreciation and amortization. EBITDA is not a calculation based upon GAAP. However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Historical EBITDA for prior years and fiscal quarters is reconciled to net income in a footnote to the “Income, Distributable Cash Flow and Volumes” table in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HEP’s Form 10-Ks and 10-Qs or in a footnote to the “Income, Distributable Cash Flow and Volumes” table in HEP’s quarterly earnings releases furnished on Form 8-K, each of which is available on our website, www.hollyenergy.com. ADJUSTED EBITDA: EBITDA plus adjustments for extraordinary items, other unusual or non-recurring items, each as determined in accordance with GAAP and identified in the financial statements, such as loss on early extinguishment of debt, goodwill or long-lived asset impairments, gain on sales-type leases, gain on significant asset sales, pipeline tariffs or fees not included in revenues due to impacts from lease accounting for certain pipeline tariffs, HEP’s pro rata share of gain on business interruption insurance settlement or pipeline lease payments not included in operating costs and expenses. Adjusted EBITDA is not a calculation based upon GAAP. However, the amounts included in the Adjusted EBITDA calculation are derived from amounts included in our consolidated financial statements. Adjusted EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Adjusted EBITDA is not necessarily comparable to similarly titled measures of other companies. Adjusted EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. Adjusted EBITDA is reconciled to net income in a footnote to the “Income, Distributable Cash Flow and Volumes” table in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HEP’s Form 10-Ks and 10-Qs or in a footnote to the “Income, Distributable Cash Flow and Volumes” table in HEP’s quarterly earnings releases furnished on Form 8-K, each of which is available on our website, www.hollyenergy.com. FREE CASH FLOW AFTER DISTRIBUTIONS: Free cash flow after distributions is calculated by taking operating cash flow and subtracting capital expenditures and distributions to HEP unitholders. Free cash flow after distributions is not based upon GAAP. Free cash flow after distributions should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Free cash flow after distributions is not necessarily comparable to similarly titled measures of other companies. Free cash flow after distributions is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. KBPD: Thousand barrels per day. NON GAAP MEASUREMENTS: We report certain financial measures that are not prescribed or authorized by GAAP. We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. TTM: Trailing Twelve Months.